EXHIBIT 7

A specimen certificate evidencing shares of Common Stock of MCB Financial Corporation.

COMMON STOCK                                    COMMON STOCK
NUMBER                                          SHARES

MCB FINANCIAL CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                                                SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                                AND A STATEMENT AS
                                                TO THE RIGHTS,
                                                PREFERENCES,
                                                PRIVILEGES AND
                                                RESTRICTIONS ON
                                                SHARES

                                                CUSIP 55265N 10 3

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF

MCB FINANCIAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Nancy R. Boatright
Secretary

[MCB Financial Corporation Seal, January 20, 1993]

/s/ John Cavallucci
Chairman of the Board

Countersigned and Registered
   U.S. Stock Transfer Corporation
      Transfer Agent and Registrar

By

Authorized Signature

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - .......................Custodian.......................
                              (Cust)                    (Minor)
                             under Uniform Gifts to Minors
                             Act...........................................
                                             (State)
UNIF TRF MIN ACT -  ..................... Custodian (until age............)
                              (Cust)
                                ................... under Uniform Transfers
                                      (Minor)
                              to Minors Act................................
                                             (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________________________________________________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated


                              X  ____________________________
                              X  ____________________________
                              NOTICE: SIGNATURE(S) TO THIS ASSIGNMENT
                              MUST CORRESPOND WITH THE NAME(S) AS
                              WRITTEN UPON THE FACE OF THE
                              CERTIFICATE IN EVERY PARTICULAR,
                              WITHOUT ALTERATION OR ENLARGEMENT
                              OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By  __________________________________
    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
    GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
    AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
    IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
    PURSUANT TO S.E.C. RULE 17Ad-15.